CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT



I consent to the reference to my firm under the caption "Experts" and to the use of our report dated April 8, 2004 in the Form SB-2 for the year ended December 31, 2003.









Melville, New York
November 10, 2004